UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2013

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14569	76-0582150
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

333 Clay Street, Suite 1600
Houston, Texas	77002
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (713) 646-4100

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Administrative Agreement

On October 21, 2013, Plains GP Holdings, L.P. (“PAGP”) completed its initial public offering (the “Offering”) of 128,000,000 Class A shares representing limited partnership interests of PAGP (the “Class A shares”) sold by PAGP to the public at a price of $22.00 per Class A share.  The material terms of the Offering are described in the prospectus, dated October 15, 2013 (the “Prospectus”), filed by PAGP with the Securities and Exchange Commission on October 16, 2013.

In connection with the closing of the Offering, Plains All American Pipeline, L.P. (the “Partnership”) entered into an administrative agreement (the “Administrative Agreement”) with PAGP, PAA GP Holdings LLC (“PAGP GP”), Plains AAP, L.P. (“AAP”), PAA GP LLC (“PAA GP”) and Plains All American GP LLC (“GP LLC”) to address, among other things, potential conflicts with respect to business opportunities that may arise among PAGP, PAGP GP, AAP, the Partnership, PAA GP and GP LLC. The agreement provides that if any business opportunity is presented to PAGP, PAGP GP, AAP, the Partnership, PAA GP or GP LLC, then the Partnership will have the first right to pursue such business opportunity. PAGP will have the right to pursue and/or participate in such business opportunity if invited to do so by the Partnership, or if the Partnership abandons the business opportunity and GP LLC so notifies PAGP GP.

Pursuant to the Administrative Agreement, all of PAGP’s officers and other personnel necessary for its business to function (to the extent not out-sourced) will be employed by GP LLC, and AAP will pay GP LLC an annual fee for general and administrative services performed on behalf of PAGP. This fee will initially be $1.5 million per year and will be subject to adjustment on an annual basis, beginning on January 1, 2015, based on the Consumer Price Index. The fee will also be subject to adjustment if a material event occurs that impacts the general and administrative services provided to PAGP, such as acquisitions, entering into new lines of business or changes in laws, regulations, listing requirements or accounting rules.

In addition, the Administrative Agreement provides that any direct expenses incurred by PAGP, PAGP GP and AAP (other than income taxes payable by PAGP) will be borne by AAP.  These direct expenses will include costs related to (i) compensation for new directors, (ii) incremental director and officer liability insurance, (iii) listing on the NYSE, (iv) investor relations, (v) legal, (vi) tax and (vii) accounting.

In addition to the fee and expenses described above, the Administrative Agreement requires AAP to reimburse GP LLC for any additional expenses incurred by GP LLC and certain of its affiliates (i) on PAGP’s behalf, (ii) on behalf of PAGP GP, or (iii) for any other purpose related to PAGP’s business and activities or those of PAGP GP. AAP is also required to reimburse PAGP GP for any additional expenses incurred by it on PAGP’s behalf or to maintain PAGP’s legal existence and good standing. There is no limit on the amount of fees and expenses AAP may be required to pay to affiliates of PAGP GP on PAGP’s behalf pursuant to the Administrative Agreement.

Pursuant to the Administrative Agreement, the Partnership has also granted PAGP a license to use the names “PAA” and “Plains” and any associated or related marks.

The foregoing description of the Administrative Agreement is not complete and is qualified in its entirety by reference to the full text of the Administrative Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated into this Item 1.01 by reference.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Waivers to the Amended and Restated Employment Agreements of Greg L. Armstrong and Harry N. Pefanis

In connection with the closing of the Offering on October 21, 2013, Greg L. Armstrong and Harry N. Pefanis each entered into a waiver (the “Waivers”) of certain provisions of their respective Amended and Restated Employment Agreements, each dated June 30, 2001 (the “Employment Agreements”).  Pursuant to the Waivers, Messrs. Armstrong and Pefanis each separately agreed to waive the change of control provision of their Employment Agreements to the extent it applied to the Offering or the related transactions contemplated by the Contribution Agreement.

The foregoing description of the Waivers is not complete and is qualified in its entirety by reference to the full text of each of the Waivers, which are filed as Exhibits 10.2 and 10.3 to this Form 8-K and are incorporated into this Item 5.02 by reference.

Amendments to Class B Restricted Units Agreement

In connection with the closing of the Offering, the form of Plains AAP, L.P. Class B Restricted Units Agreement (the “Class B Agreement”) was amended (the “Class B Amendment”) to be effective on October 21, 2013 upon the consummation of the Offering.  The Class B Amendment adjusted the number of AAP management units awarded so that the holders of AAP management units owned the same proportionate interest of AAP after the recapitalization of AAP as before the recapitalization.  The Class B Amendment also deleted the provision of the Class B Agreement that governed the conversion rights attributable to the AAP management units, and the Seventh Amended and Restated Limited Partnership Agreement of AAP now governs the conversion rights.  Pursuant to the Class B Amendment, each party to the Class B Amendment also agreed that the Offering would not constitute a change in control under the Class B Agreement, and the change of control definition under each Class B Agreement was revised to adapt such definition to the changed ownership structure of AAP, GP LLC, PAGP and PAGP GP following the closing of the Offering.

The foregoing description of the Class B Amendment is not complete and is qualified in its entirety by reference to the full text of the Form of Class B Amendment, which is filed as Exhibit 10.4 to this Form 8-K and is incorporated into this Item 5.02 by reference.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Seventh Amended and Restated Limited Partnership Agreement of Plains AAP, L.P.

On October 21, 2013, in connection with the closing of the Offering, the Sixth Amended and Restated Limited Partnership Agreement of AAP was amended and restated (as amended and restated, the “Seventh A&R AAP Agreement”)  to (i) convert the existing 1% general partner interest in AAP currently held by GP LLC into a non-economic general partner interest and a limited partner interest in AAP represented by 6,500,000 units representing limited partner interests in AAP (the “AAP units”), (ii) adjust the number of AAP units held by PAGP and the entities and individuals that owned capital interests in AAP and GP LLC as of the date of the Offering (the “Existing Owners”) so that the relative limited partner interest in AAP held by PAGP and the Existing Owners remained consistent after increasing the number of AAP units owned by PAGP to equal the number of Class A shares issued to the public, (iii) grant each Existing Owner the right to exchange its AAP units and a like number of Class B shares representing limited partner interests in PAGP (“Class B shares”) and units representing membership interests in PAGP GP (the “general partner units”) for Class A shares on a one-for-one basis (the “Exchange Right”) and (iv) provide that each holder of AAP management units will receive, upon the exchange of any such AAP management units into AAP units and a like number of Class B shares, an associated right to exchange such AAP units and Class B shares for Class A shares on a one-for-one basis.

Additionally, if the Class A shares are publicly traded at any time after December 31, 2015, the Seventh A&R AAP Agreement provides that a holder of vested AAP management units will be entitled to exchange his or her AAP management units for AAP units and a like number of Class B shares based on a conversion ratio calculated in accordance with the Seventh A&R AAP Agreement (which conversion ratio will not be more than one-to-one and is expected to be approximately 0.90 AAP units for each AAP management unit as of the date of the distribution that will be paid to holders of the Partnership’s common units with respect to the third quarter of 2013). Following any such exchange, the holder will have the Exchange Right for PAGP’s Class A shares. Holders of AAP management units who exchange for AAP units and Class B shares will not receive general partner units and thus will not need to include any general partner units in a transfer or the exercise of their Exchange Right. A description of the Seventh A&R AAP Agreement is contained in the section of the Prospectus entitled “Certain Relationships and Related Party Transactions—Limited Partnership Agreement of Plains AAP, L.P.” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Seventh A&R AAP Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Sixth Amended and Restated Limited Liability Company Agreement of Plains All American GP LLC

On October 21, 2013, in connection with the closing of the Offering, the Fifth Amended and Restated Limited Liability Company Agreement of GP LLC was amended and restated (as amended and restated, the “Sixth A&R GP LLC Agreement”).  The Sixth A&R GP LLC Agreement provides, among other things, that (i) GP LLC’s Chief Executive Officer will continue to be a member of GP LLC’s board and will serve as its chairman, (ii) the designated directors on the board of directors of PAGP GP (the “Board”)  will be automatic appointees to GP LLC’s board of directors, and (iii) the remaining four members of GP LLC’s board of directors will initially consist of the four independent directors currently serving on GP LLC’s board of directors and thereafter will be appointed by majority vote of the Board, acting on PAGP’s behalf as the managing member of GP LLC.  A description of the changes incorporated into the Sixth A&R GP LLC Agreement is contained in the section of the Prospectus entitled “Management—Election of Directors— Directors of GP LLC” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Sixth A&R GP LLC Agreement, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Seventh Amended and Restated Limited Partnership Agreement of Plains AAP, L.P. dated October 21, 2013.

3.2	Sixth Amended and Restated Limited Liability Company Agreement of Plains All American GP LLC dated October 21, 2013.

10.1	Administrative Agreement by and among Plains GP Holdings, L.P., PAA GP Holdings LLC, Plains All American Pipeline, L.P. and Plains All American GP LLC, dated October 21, 2013.

10.2	Waiver Agreement dated October 21, 2013 to the Amended and Restated Employment Agreement dated June 30, 2001 of Greg L. Armstrong.

10.3	Waiver Agreement dated October 21, 2013 to the Amended and Restated Employment Agreement dated June 30, 2001 of Harry N. Pefanis.

10.4	Form of Amendment to the Plains AAP, L.P. Class B Restricted Units Agreement, dated October 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	PAA GP LLC, its general partner

By:	PLAINS TAAP, L.P., its sole member

By:	PLAINS ALL AMERICAN GP LLC,
its general partner

By:	/s/ Richard McGee
	Name:	Richard McGee
	Title:	Executive Vice President

Date: October 25, 2013

EXHIBIT INDEX

Exhibit Number	Description
3.1	Seventh Amended and Restated Limited Partnership Agreement of Plains AAP, L.P. dated October 21, 2013.

3.2	Sixth Amended and Restated Limited Liability Company Agreement of Plains All American GP LLC dated October 21, 2013.

10.1	Administrative Agreement by and among Plains GP Holdings, L.P., PAA GP Holdings LLC, Plains All American Pipeline, L.P. and Plains All American GP LLC, dated October 21, 2013.

10.2	Waiver Agreement dated October 21, 2013 to the Amended and Restated Employment Agreement dated June 30, 2001 of Greg L. Armstrong.

10.3	Waiver Agreement dated October 21, 2013 to the Amended and Restated Employment Agreement dated June 30, 2001 of Harry N. Pefanis.

10.4	Form of Amendment to the Plains AAP, L.P. Class B Restricted Units Agreement, dated October 18, 2013.